Exhibit 99.1

Peninsula Gaming, LLC 2nd Quarter Earnings Conference Call

(Dubuque, IA -- August 10, 2005)   Peninsula Gaming, LLC has scheduled a conference call with management for August 11, 2005 at 1:30 p.m. EST, which can be accessed by calling 800-240-2430.   For your convenience, the conference call can be retrieved for replay for a period of one week (through August 18, 2005) by calling 800-405-2236, passcode number 11037461.

Contacts:

            Peninsula Gaming, LLC

            Natalie A. Schramm, 563-690-2120